SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549-1004

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 3, 2004
                     -------------------
Commission   Registrant; State of Incorporation       I.R.S. Employer
File Number  Address and Telephone Number             Identification No.

1-5324       NORTHEAST UTILITIES                         04-2147929
             (a Massachusetts voluntary association)
             174 Brush Hill Avenue
             West Springfield, Massachusetts 01090-0010
             Telephone (413) 785-5871

0-11419      THE CONNECTICUT LIGHT AND POWER COMPANY     06-0303850
             (a Connecticut corporation)
             107 Selden Street
             Berlin, Connecticut 06037-1616
             Telephone (860) 665-5000

                       Not Applicable
                    ---------------------
  (Former name or former address, if changed since last report)

ITEM 9.      Regulation FD Disclosure and

ITEM 12.     Results of Operations and Financial Condition

             On March 3, 2004, Northeast Utilities issued a news release announcing the definitive settlement of a wholesale power contract dispute and a slight revision to previously announced unaudited results of operations for the three and twelve month periods ending December 31, 2003. A copy of the news release is attached as Exhibit 99.1. Exhibits
99.1 and 99.2, which are incorporated in Item 9 by reference hereto, are furnished pursuant to Regulation FD.

                        EXHIBIT INDEX

Exhibit 99.1  Northeast Utilities News Release dated March 3, 2004.

Exhibit 99.2 Revised unaudited Financial Report for the three and twelve month periods ending December 31, 2003.

                 [SIGNATURE PAGE TO FOLLOW]

                       SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           NORTHEAST UTILITIES
                           (Registrant)


                           By: /s/ Randy A. Shoop
                               Name: Randy A. Shoop
                               Title: Assistant Treasurer - Finance


                           THE CONNECTICUT LIGHT AND POWER COMPANY
                           (Registrant)


                            By: /s/ Randy A. Shoop
                                Name:  Randy A. Shoop
                                Title: Treasurer




Date:  March 3, 2004